UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                                                      Date of Report

                                      (Date of earliest event reported)                  April 25, 2005

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-6887

99-0148992

(State of Incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number,
including area code)	(808) 537-8430

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.                                              Results of Operations and Financial Conditions.

                                On April 25, 2005, Bank of Hawaii Corporation announced its results of operations for the quarter ending March 31, 2005. The public announcement was made by means of a press release, the text of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits

(c)                                  Exhibits

                The following exhibit is furnished as a part of this report:

                Exhibit No.

                99.1         April 25, 2005 Press Release

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date  April 25, 2005

BANK OF HAWAII CORPORATION

/s/ Allan R. Landon
Allan R. Landon
Chairman, Chief Executive Officer and President